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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: November 21, 2000
                       (Date of earliest event reported)


                      FIRST HORIZON ASSET SECURITIES INC.
            (Exact name of Registrant as specified in its charter)


                Delaware                 333-74467             75-2808384
       (State of Incorporation)    (Commission File No.)    (I.R.S. Employer
                                                           Identification No.)



            4000 Horizon Way
              Irving, Texas                                        75063
 (Address of Principal executive offices)                        (Zip Code)


      Registrant's Telephone Number, Including Area Code: (214) 441-4000
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Item 5.   Other Events.
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     Reference is hereby made to the Registrant's Registration Statement on Form
S-3 (File No. 333-74467) filed with the Securities and Exchange Commission (the "Commission") on March 16, 1999, as amended by Amendment No. 1 thereto filed with the Commission on May 21, 1999, as further amended by Amendment No. 2 thereto filed with the Commission on July 16, 1999, as further amended by Amendment No. 3 thereto filed with the Commission on December 20, 1999, and as further amended by Amendment No. 4 thereto filed with the Commission on January 21, 2000 (as so amended, the "Registration Statement"), pursuant to which the Registrant registered $1,500,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus, the related Prospectus Supplement and the related Supplement to the Prospectus Supplement (collectively, the "Prospectus"), which have been filed with the Commission pursuant to Rule 424, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2000-5 (the "Offered Securities").

     On November 30, 2000, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in a pool of conventional, fixed and adjustable rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans"). The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of November 1, 2000 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, First Horizon Home Loan Corporation, as Seller and Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 10.1.
                                                         ------------

     The Offered Securities, having an aggregate principal balance of approximately $181,719,100, have been sold by the Registrant to Banc of America Securities LLC ("Banc of America") pursuant to an Underwriting Agreement dated as of November 21, 2000 (the "Underwriting Agreement"), as supplemented by a Terms Agreement dated as of November 21, 2000, each among Banc of America and the Registrant. A copy of the Underwriting Agreement is filed herewith as
Exhibit 1.1.
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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

               1.1 Underwriting Agreement dated as of November 21, 2000, by and between the Registrant and First Tennessee

               10.1 Pooling and Servicing Agreement dated as of November 1, 2000 by and among the Registrant, as Depositor, First Horizon Home Loan Corporation, as Seller and Master Servicer, and The Bank of New York, as Trustee

                                      -2-
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                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST HORIZON ASSET SECURITIES INC.



                            By: /s/ Wade Walker
                               ---------------------------------------------
                                  Wade Walker
                                  Senior Vice President - Asset Securitization

Dated November 30, 2000


Signature Page for FORM 8-K (Issuance of Certificates)
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                               INDEX TO EXHIBITS


     Exhibit No.
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        1.1    Underwriting Agreement dated as of November 21, 2000, by and among the Registrant and First Tennessee Bank

        10.1 Pooling and Servicing Agreement dated as of November 1, 2000, by and among the Registrant, as Depositor, First Horizon Home Loan Corporation, as Seller and Master Servicer, and The Bank of New York, as Trustee